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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-80955 and 33-06983.


                                                    ARTHUR ANDERSEN LLP

Dallas, Texas,
March 30, 1998